Exhibit 10(c)

                       AMDAHL CORPORATION

                    1994 STOCK INCENTIVE PLAN
              (As Amended through January 25, 1995)


                           ARTICLE ONE

                             GENERAL


I. PURPOSES OF THE PLAN

     A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Amdahl Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors or the board of directors of any subsidiary corporation and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its subsidiary corporations).

     B. The Plan became effective upon its approval by the Corporation's stockholders at the 1994 Annual Meeting held on May
5, 1994. Such date is hereby designated as the Effective Date of the Plan.

     C. This Plan shall serve as the successor to the Corporation's four previous stock programs: the Stock Option Plan
(1971), the Stock Option Plan (1974), the Non-Qualified Stock Option Plan (1982) and the Restricted Stock Plan (collectively, the "Predecessor Plans"), and no further option grants or stock issuances shall be made under the Predecessor Plans after the Effective Date. All options outstanding under the Predecessor Plans and all unvested shares issued thereunder as of such Effective Date shall immediately be incorporated into this Plan and treated as outstanding options and share issuances under this Plan. However, each outstanding option and share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such option grant or share issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options or share issuances with respect to their acquisition of shares of the Corporation's common stock, par value of $.05 per share, thereunder.


II.  DEFINITIONS

          For purposes of the Plan, the following definitions shall be in effect:

          1934 Act:   the Securities and Exchange Act of 1934, as
amended.

          Award:   the written notification provided by the Plan
Administrator to a Participant in the Stock Issuance Program that shares of common stock are to be issued to such individual upon the attainment of one or more of the performance objectives specified in Article Six.

          Board:   the Corporation's Board of Directors.

          Change in Control:   a change in ownership or control
of the Corporation effected through any of the following transactions:

          - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities;

          - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities; or

          - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

          Code:   the Internal Revenue Code of 1986, as amended.

          Committee:   a committee of two (2) or more non-
employee Board members appointed by the Board.

          Corporate Transaction:   any of the following
stockholder-approved transactions to which the Corporation is a party:

          - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

          - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

          - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          Employee:   an individual who performs services while
in the employ of the Corporation or one or more Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          Exercise Date:   the date on which the Corporation
shall have received written notice of the option exercise.

          Fair Market Value:   the mean between the highest and
lowest selling prices per share of common stock on the date in question on the principal exchange on which the common stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on such exchange.
If there are no reported sales of the common stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last previous date for which quotations exist.

          Hostile Take-Over:   a change in ownership of the
Corporation effected through the following transaction:

          - the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; and

          - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

          Incentive Option:   a stock option which satisfies the
requirements of Code Section 422.

          Involuntary Termination:   the termination of the
Service of any Optionee or Participant which occurs by reason of:

          - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct; or

          -    such individual's voluntary resignation following
     (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility,
     (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          Misconduct:   the commission of any act of fraud,
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or its Subsidiaries, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

          Newly Issued Shares:   shares of common stock drawn
from the Corporation's authorized but unissued shares of common stock.

          Non-Statutory Option:   a stock option not intended to
meet the requirements of Code Section 422.

          Optionee:   any person to whom an option is granted
under the Discretionary Option Grant, Automatic Option Grant or
Salary Reduction Grant Program in effect under the Plan.

          Participant:   any person who receives a direct
issuance of common stock under the Stock Issuance Program in effect under the Plan.

          Permanent Disability or Permanently Disabled:   the
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program in effect under Article Three and the Stock Fee Program in effect under Article Four, Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to perform his or her normal duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          Plan Administrator:   the committee of two (2) or more
non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the
Stock Issuance Programs.

          Service:   the provision of services on a periodic
basis to the Corporation or any Subsidiary in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

          Subsidiary:   each corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the grant of Non-Statutory Options under the Salary Reduction Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any partnership, joint venture or other business entity in which the Corporation owns, directly or indirectly through one or more Subsidiaries, a fifty percent (50%) or greater capital or profit interest.

          Take-Over Price:   the greater of (i) the Fair Market
Value per share of common stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          Treasury Shares:   shares of common stock reacquired by
the Corporation and held as treasury shares.

III. STRUCTURE OF THE PLAN

     A. STOCK PROGRAMS. The Plan shall be divided into five separate components:

          - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in accordance with the provisions of Article Two.

          - The Automatic Option Grant Program, under which non-employee Board members shall automatically receive special option grants at periodic intervals to purchase shares of common stock in accordance with the provisions of Article Three.

          - The Stock Fee Program, under which the non-employee Board members may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of common stock in accordance with the provisions of Article
     Four.

          - The Salary Reduction Grant Program, under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of common stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount.

          - The Stock Issuance Program, under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of common stock directly, (i) through the immediate purchase of such shares at a price less than, equal to or greater than their Fair Market Value at the time of issuance, (ii) as a bonus tied to the performance of services or the attainment of financial or other objectives, or (iii) pursuant to the individual's election to receive such shares in lieu of base salary.

     B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the interests of all individuals under the Plan.


IV.  ADMINISTRATION OF THE PLAN

     A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs. No Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date such individual is to be appointed to the Committee, received an option grant or stock issuance under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Subsidiary), other than pursuant to the Automatic Option Grant Program specified in Article Three or the Stock Fee Program specified in Article Four or the predecessor automatic option grant program in effect under the Stock Option Plan (1974). Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

     B. The Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or any outstanding option or stock issuance thereunder.

     C. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted or shares issued under the Plan.

     D. Administration of the Automatic Option Grant and the Stock Fee Programs shall be self-executing in accordance with the express terms and conditions of Articles Three and Four, respectively, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants or stock issuances made pursuant to such programs.


V.   ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two, the Salary
Reduction Grant Program under Article Five and the Stock Issuance
Program under Article Six are as follows:

          -    officers and other key employees of the
     Corporation (or its Subsidiaries) who render services which contribute to the management, growth and financial success of the Corporation (or its Subsidiaries); and

          - those consultants or other independent contractors who provide valuable services to the Corporation (or its Subsidiaries).

     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its Subsidiaries). Such non-employee Board members shall, however, be eligible to participate in the Automatic Option Grant Program under Article Three and the Stock Fee Program under Article Four.

     C. The Plan Administrator shall have full authority to determine, (i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.


VI.  STOCK SUBJECT TO THE PLAN

     A. Shares of the Corporation's common stock, par value of $.05 per share, (the "common stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of common stock or from reacquired shares of common stock, including shares repurchased by the Corporation on the open market. The number of shares of common stock reserved for issuance over the term of the Plan shall initially be fixed at 14,300,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve shall be comprised of (i) the number of shares which remain available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grants under the Predecessor Plans (estimated to be 12,900,000 shares in the aggregate), plus
(ii) an additional increase of 1,400,000 shares of common stock. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

     B. The number of shares of common stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the shares of common stock outstanding on December 31 of the immediately preceding calendar year; provided, however that each such one percent (1%) annual increase shall be subject to reduction to the extent necessary so that the maximum number of shares of common stock available immediately thereafter for future option grants and direct stock issuances under the Plan shall not exceed 5,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this
Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

     C. From and after the Effective Date, the total number of shares of common stock for which any one individual participating in the Plan may be granted stock options or concurrently or independently exercisable stock appreciation rights and may receive direct stock issuances shall be limited to 2,000,000 shares in the aggregate over the term of the Plan, subject to periodic adjustment for certain changes in the Company's capital structure in accordance with the provisions of this Section VI.

     D. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan (other than issuances in payment of exercised stock appreciation rights), whether or not the issued shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of common stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of common stock or should shares of common stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of common stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of common stock actually issued to the holder of such option or share issuance.

     E. Should any change be made to the common stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the limit on the number and/or class of securities which are allowed to remain available for future option grants and direct stock issuances in connection with the automatic one percent (1%) increase to the share reserve effected each year under the Plan,
(iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Board member under the Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each option and stock appreciation right outstanding under the Plan (including each option incorporated into this Plan from the Predecessor Plans). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. ARTICLE TWO

               DISCRETIONARY OPTION GRANT PROGRAM


I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

     A.   EXERCISE PRICE.

          1.   The exercise price per share under this Article
Two shall be fixed by the Plan Administrator in accordance with the following provisions:

               (i) The exercise price per share of common stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such common stock on the grant date; and

               (ii) The exercise price per share of common stock subject to a Non-Statutory Option shall be the amount determined by the Plan Administrator at the time of grant and may be less than, equal to or greater than the Fair Market Value of such common stock on the grant date.

          2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of
Section I of Article Seven and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

               (i) full payment in cash or check made payable to the Corporation's order;

               (ii) full payment in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

               (iii) full payment in a combination of shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

               (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction (the "Immediate Sale Program").

     B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Article Two shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Incentive Option shall, however, have a maximum term in excess of ten (10) years, and no Non-Statutory Option shall have a maximum term in excess of fifteen (15) years. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     C.   TERMINATION OF SERVICE.

          1. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph I.C.7 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

          2. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

          3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

          4. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

          5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

          6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this Section I.C, not only with respect to the number of vested shares of common stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable or in which the Optionee would otherwise have vested had such cessation of Service not occurred.

          7. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraphs I.C.1 and I.C.2 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. REPURCHASE RIGHTS. The shares of common stock acquired under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

          1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of common stock under this Article Two. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          3.   The Plan Administrator shall have the
discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.


II.  INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

     A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the common stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries) may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of common stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the federal tax laws.

     B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

          Except as modified by the preceding provisions of this
Section II, the provisions of Articles One, Two and Seven shall apply to all Incentive Options granted hereunder.


III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/
               HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof,
(ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction, or alternatively to provide for the subsequent acceleration of any outstanding options under this Article Two which do not otherwise accelerate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction. The Plan Administrator shall also have the authority to provide for the immediate termination of any of the Corporation's outstanding repurchase rights under this Article Two which do not otherwise terminate at the time of the Corporate Transaction, upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

     D. Each outstanding option under this Article Two that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

     E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article
Two) upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

     F. Any options accelerated in connection with the Change in Control or Hostile Take-Over shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

     G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction, Change in Control or Hostile Take-Over shall remain exercisable as an incentive stock option under the federal tax laws only to the extent the dollar limitation of Section II of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the federal tax laws.


IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the sole and exclusive authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of common stock but with an exercise price per share based upon the Fair Market Value of the common stock on the new grant date.


V.   STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

     B. Four types of stock appreciation rights shall be authorized for issuance under the Plan: (i) Tandem Stock Appreciation Rights ("Tandem Rights"), (ii) Concurrent Stock Appreciation Rights ("Concurrent Rights"), (iii) Independent Stock Appreciation Rights ("Independent Rights") and (iv)Limited Stock Appreciation Rights ("Limited Rights").

     C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two:

          1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of common stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five
(5) business days after the receipt of the rejection notice or
(ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. The following terms and conditions shall govern the grant and exercise of Concurrent Rights under this Article Two:

          1. One or more Optionees may be granted, upon such terms and conditions as the Plan Administrator may establish, the Concurrent Right to automatically receive an appreciation distribution from the Corporation at the same time the underlying stock option under this Article Two is exercised for the shares of common stock subject to such right. Accordingly, the Optionee shall, upon exercise of the option, receive both the purchased shares of common stock and the appreciation distribution payable on the covered shares.

          2. The amount of the distribution payable upon exercise of the Concurrent Right shall not exceed an amount equal to the excess of (i) the Fair Market Value (on the option exercise date) of the number of shares for which the option is exercised over (ii) the aggregate exercise price payable for such shares under that option.

          3. The distribution to which the Optionee shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the option exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     E. The following terms and conditions shall govern the grant and exercise of Independent Rights under this Article Two:

          1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted an Independent Right not tied to any underlying Article Two stock option. The Independent Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of common stock subject to the exercised right over (ii) the aggregate base price in effect for those shares.

          2. The number of shares subject to the Independent Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Independent Right is granted. The base price may be less than, equal to or greater than the Fair Market Value (on the grant date of the right) of the shares subject to that right.

          3. The distribution to which the holder of the Independent Right shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     F. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

          1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

          2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of common stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of common stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

     3. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

     G. The shares of common stock subject to any stock appreciation right exercised under this Section V shall not be available for subsequent issuance under the Plan.
ARTICLE THREE

                 AUTOMATIC OPTION GRANT PROGRAM


I.   ELIGIBILITY

     A. ELIGIBLE OPTIONEES. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are first elected as non-employee Board members at the 1994 Annual Meeting of Stockholders, (ii) those individuals who are first elected or appointed as non-employee Board members after the date of such Annual Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and
(iii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Meetings beginning with the 1994 Annual Meeting of Stockholders. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

     B. LIMITATION. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program and any share issuance to be made pursuant to the provisions of the Stock Fee Program under Article Four, non-employee Board members shall not be eligible to receive any option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its Subsidiaries).


II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. GRANT DATES. Options shall be granted under this Article Three as follows:

          1. Each individual who is first elected as an Eligible Director at the 1994 Annual Meeting of Stockholders shall automatically be granted on the date of such Annual Meeting a Non-Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three.

          2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Meeting of Stockholders, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three.

          3.   On the date of each Annual Meeting of
Stockholders, beginning with the 1994 Annual Meeting, each individual who is at that time re-elected as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of common stock upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least twelve (12) months.

     B. NO LIMITATION. There shall be no limit on the number of such 5,000-share annual option grants any one Eligible Director may receive over his or her period of Board service.
The number of shares for which the automatic option grants are to be made to newly elected or continuing Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.E. of Article One.

     C. EXERCISE PRICE. The exercise price per share of common stock of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of common stock on the automatic grant date.

     D. PAYMENT. The exercise price shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

     E. OPTION TERM. Each automatic grant made under this Article Three prior to the 1995 Annual Stockholders Meeting shall have a maximum term of ten (10) years measured from the automatic grant date. Each automatic grant made at the 1995 Annual Stockholders Meeting or at any time after the date of that Annual Meeting shall have a maximum term of fifteen (15) years measured from the automatic grant date.

     F. EXERCISABILITY/VESTING. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to the initial automatic grant made to each non-employee Board member upon his or her initial appointment or election to the Board shall vest, and the Corporation's repurchase right shall lapse, in two (2) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.
The shares subject to each additional automatic grant made to the non-employee Board member upon his or her re-election to the Board at one or more Annual Stockholder Meetings shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the first Annual Stockholders Meeting following the grant date of the option and with the second such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the second Annual Stockholders Meeting following the grant date of the option.

          Vesting of the option shares shall be subject to acceleration as provided in Section II.H.3, Section II.H.4 and
Section III of this Article Three. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided pursuant to Section II.H.3 or Section II.H.4 of this Article Three.

     G. NON-TRANSFERABILITY. During the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     H.   TERMINATION OF BOARD SERVICE.

          1. Except as otherwise provided in subparagraph 2, 3 or 4 below, should the Optionee cease to serve as a Board member for any reason while holding one or more automatic option grants under this Article Three, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

          2. Should an Optionee with less than four (4) years of service on the Board die within the six (6)-month period following the date of his or her cessation of Board service, then any automatic option grant held by the Optionee at the time of his or her death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

          3. Should the Optionee cease to serve as a Board member for any reason (other than removal for cause) following his or her completion of four (4) or more years of service on the Board, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

          4. Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

          5. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 4 above or (if earlier) upon the expiration of the option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee is vested at the time of his or her cessation of Board service but for which such option is not otherwise exercised.

     I. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     J. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form
Automatic Stock Option Agreement attached as Exhibit A to the
Plan.


III. CORPORATE TRANSACTION/CHANGE IN CONTROL/
               HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding, except to the extent one or more such grants are assumed by the successor entity or its parent corporation.

     B. In connection with any Change in Control or Hostile Take-Over of the Corporation, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control or Hostile Take-Over, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Each option shall remain so exercisable for all the option shares following the Change in Control or Hostile Take-Over until the expiration or sooner termination of the option term.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of common stock at the time subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

     D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


IV.  AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

          The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable federal income tax laws and regulations.

                         ARTICLE FOUR

                        STOCK FEE PROGRAM


I.   ELIGIBILITY

          Each individual serving as a non-employee Board member shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable to such individual in cash to the acquisition of unvested shares of common stock upon the terms and conditions of this Article Four.


II.  ELECTION PROCEDURE

     A. FILING. The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six
(6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

     B. ELECTION FORM. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested restricted shares under this Article Six Program.


III. SHARE ISSUANCE

     A. ISSUE DATE. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of shares of common stock by dividing the elected dollar amount by the Fair Market Value per share of common stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Board member vests in those shares. The non-employee Board member shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

     B. VESTING. Upon completion of each calendar month of Board service during the year for which the election is in effect, the non-employee Board member shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction, Change in Control or Hostile Take-Over occur while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be cancelled by the Corporation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further shareholder rights with respect to such shares.


IV.  AMENDMENT OF THE STOCK FEE PROGRAM PROVISIONS

     A. LIMITED AMENDMENTS. The provisions of this Stock Fee Program, together with the unvested share issuances outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable federal income tax laws and regulations.

                       ARTICLE FIVE

                 SALARY REDUCTION GRANT PROGRAM


I.   ELIGIBILITY

          The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

          The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program. To the extent one or more authorizations are not approved by the Primary Committee, those authorizations shall have no force or effect and no options shall be granted under this Article Five to the individuals who filed those authorizations.

          To the extent options are granted under the Salary Reduction Grant Program, such options shall be Non-Statutory Options evidenced by instruments in such form as the Primary Committee shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.


II.  TERMS AND CONDITIONS OF OPTION

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of common stock on the grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two.

     B. NUMBER OF OPTION SHARES. The number of shares of common stock for which each grant under this Article Five is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                   A
               -------------
               (B x 66-2/3%) = X, where

               X is the number of option shares;

               A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year; and

               B is the Fair Market Value per share of common stock on the date of the grant.

     C.   TERM AND EXERCISE OF OPTIONS.

          1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six (6) calendar months.

          2. During the Optionee's lifetime, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     D.   EFFECT OF TERMINATION OF SERVICE.

          1. Should an Optionee cease Service for any reason after his or her outstanding option under this Article Five has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five.

          2. Should the Optionee die before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earliest to occur of (i) the specified expiration date of the option term, (ii) the termination of the option under
Section III.A. of this Article Five or (iii) the third anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

          3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

          4. Except to the limited extent specifically provided in subparagraphs 2 and 3 above, should the Optionee cease for any reason to remain in Service before his or her outstanding option under this Article Five first become exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

     E. STOCKHOLDER RIGHTS. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.


III. CORPORATE TRANSACTION/CHANGE IN CONTROL/
               HOSTILE TAKE-OVER

     A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Article Five shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

     B. Upon the occurrence of (i) a Hostile Take-Over while the Optionee remains in Service or (ii) the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Article Five shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

     C. Option grants under this Article Five shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

                          ARTICLE SIX

                     STOCK ISSUANCE PROGRAM


I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares of common stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Six.

     A.   Consideration

          1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                    (i)   full payment in cash or check made
     payable to the Corporation's order;

                    (ii)   a promissory note payable to the
     Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                    (iii)   past services rendered to the
     Corporation or any Subsidiary.

          2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than, equal to or greater than the Fair Market
Value of such shares at the time of issuance, but in no event less than the par value per issued share of common stock.

          3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service.

          4.   Treasury Shares may also, in the Plan
Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of common stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

          - On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of common stock by dividing the elected dollar amount by the Fair Market Value per share of the common stock on that trading day.
     The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

          - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon (i) the occurrence of a Corporate Transaction or Hostile Take-Over while such individual remains in Service or (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

          5. In lieu of the immediate issuance of shares of common stock under the Stock Issuance Program, the Plan Administrator may condition the actual issuance of those shares upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual Participant of one or more performance objectives established by the Plan Administrator at the time the Participant is provided with the notice of such contingent Award.

     B.   VESTING PROVISIONS

          1. The shares of common stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The Plan Administrator shall have the authority to condition either the actual issuance of the shares of common stock subject to an Award made under the Stock Issuance Program or the subsequent vesting of any unvested shares of common stock issued under the Stock Issuance Program upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual Participant of one or more following performance objectives:

     -  earnings per share              -  return on assets
     -  revenue                         -  market share
     -  stock price                     -  customer satisfaction
     -  operating income                -  time to market
     -  consolidated pre-tax profit     -  employee development
     -  operating profit margin         -  quality
     -  return on equity                -  cash
     -  inventory                       -  employee satisfaction
     -  gross margin                    -  market perception

          The Plan Administrator shall have complete discretion to condition either the actual issuance of the shares of common stock subject to the Award or the subsequent vesting of the issued shares upon the attainment of (i) one particular performance objective, (ii) one of a series of alternative performance objectives or (iii) any combination of two or more performance objectives, as the Plan Administrator deems appropriate in each instance. The specific target for each selected performance objective shall be established by the Plan Administrator either (i) at the time the Award is made, if the shares subject to that Award are not to be issued unless the target or targets are achieved, or (ii) at the time the shares of common stock are issued, if the subsequent vesting of those shares is subject to the attainment of the specified target or targets.

          2. The remaining elements of the vesting schedule applicable to any unvested shares of common stock issued under the Stock Issuance Program, namely:

               (i) any Service period to be completed by the Participant;

               (ii)   the number of installments in which the
     shares are to vest;

               (iii) the interval or intervals (if any) which are to lapse between installments; and

               (iv)   the effect which death, Permanent
     Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into either (i) the Award, if the shares subject to that Award are not to be issued until the applicable vesting requirements are satisfied, or (ii) the Issuance Agreement executed by the Corporation and the Participant, if the shares are to be issued initially as unvested shares.

          3. The Participant shall have full stockholder rights with respect to any shares of common stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of common stock under the Stock Issuance Program, then those shares shall be immediately cancelled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the cancelled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such cancelled shares. The cancelled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

          5. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of any Service requirement incorporated into the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service. However, the Plan Administrator shall not waive any performance objectives specified in Section I.B.1 above which serve as a condition to either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program.


II.  CORPORATE TRANSACTIONS/CHANGE IN CONTROL/
               HOSTILE TAKE-OVER

     A. Upon the occurrence of any Corporate Transaction, all unvested shares of common stock at the time outstanding under this Stock Issuance Program (other than shares issued in lieu of base salary) shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those unvested shares in whole or in part, and the termination of the Corporation's repurchase rights with respect to those shares, upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.


III. TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests.
Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST)
     DATED:                                        , A COPY OF
     WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE
     CORPORATION."

     B. The Participant shall have no right to transfer any unvested shares of common stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedures in effect under Section I.B.3 of this Article Six, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

                         ARTICLE SEVEN

                          MISCELLANEOUS


I.   LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.


II.  AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program or the Stock Fee Program (or any stock options or unvested shares outstanding thereunder) shall be in compliance with the applicable limitations of Section IV of Article Three and Section III of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted to newly elected or continuing non-employee Board members under Article Three or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments under Section VI.E. of Article One, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Optionees or Participants.

     B. Options to purchase shares of common stock may be granted under the Discretionary Option Grant Program and the Salary Reduction Grant Program and shares of common stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program, the Salary Reduction Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.


III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of common stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three) or unvested shares under the Stock Issuance Program with the right to use shares of common stock in satisfaction of all or part of the federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          - STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of common stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

          - STOCK DELIVERY: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of common stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.


IV.  EFFECTIVE DATE AND TERM OF PLAN

     A. This Plan became effective upon approval by the Corporation's stockholders at the 1994 Annual Meeting held on May
5, 1994. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or stock issuances shall be made under the Predecessor Plans from and after the date of 1994 Annual Meeting.

     B. On January 25, 1995, the Board approved an amendment to the Plan, subject to approval of the Corporation's stockholders at the 1995 Annual Meeting, to (i) extend the term for which options granted under the Automatic Option Grant Program may be exercised from ten (10) years to fifteen (15) years from the date of grant, (ii) provide for the immediate vesting of all shares purchased or purchasable by a non-employee Board member under the Automatic Option Grant Program in the event such individual's service on the Board terminates for any reason (other than removal for cause) after his or her completion of at least four
(4) years of Board service, and allow any outstanding options held by such non-employee Board member under the Automatic Option Grant Program to remain exercisable for fully-vested shares until the expiration of the option term, and (iii) identify a series of performance goals upon which the Plan Administrator may condition either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program. In the event that stockholder approval is obtained at the 1995 Annual Meeting, the item (ii) change will be in effect for all outstanding options under the Automatic Option Grant Program, whether made before or after the date of the amendment. The item (i) change will apply only to options granted on or after the date of the 1995 Annual Meeting.

     C. Each option issued and outstanding under the Predecessor Plans and each unvested share issued thereunder immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option or share issuance under this Plan, but each such option and share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or share issuances with respect to their acquisition of shares of common stock thereunder.

     D. One or more provisions or features of this Plan may, in the Plan Administrator's discretion, be extended to any or all stock options or share issuances outstanding under the Predecessor Plans on the Effective Date and incorporated into this Plan.

     E. The Plan shall terminate upon the earlier of (i) December 31, 2008 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.


V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.


VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of common stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the common stock issued pursuant to it.

     B. No shares of common stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of common stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the common stock is then listed for trading.


VII. NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

                          ADDENDUM I

      Amdahl Corporation United Kingdom Stock Option Scheme

        ADDENDUM I TO AMDAHL 1994 STOCK INCENTIVE PLAN

      AMDAHL CORPORATION UNITED KINGDOM STOCK OPTION SCHEME


PREAMBLE

          This scheme is for the benefit of those employees of Amdahl Corporation and its subsidiary corporations who are subject to taxation in the United Kingdom. The terms and conditions of this scheme are established in order to render the scheme capable of approval as an approved share option scheme under Schedule 10 of the United Kingdom Finance Act of 1984 ("Schedule 10"). Accordingly, the terms and conditions of this scheme shall be interpreted in a manner consistent with Schedule
10. All options subject to the provisions of this scheme shall be specifically designated as "Approved U.K. Stock Options."

          This scheme is an addendum to the 1994 Stock Incentive Plan (the "Plan") and should be read in conjunction with the Plan. Accordingly, any options specifically designated as Approved U.K. Stock Options will be subject to the terms and conditions of the Plan except to the extent that such terms and conditions differ from (or are otherwise in conflict with) the express provisions of this scheme. Any term not otherwise defined in this scheme shall have the meaning set forth in
Section II, Article One of the Plan.

          (a)  ELIGIBILITY.  The individuals eligible to receive
Approved U.K. Stock Options shall be limited to:

               (i) any director of the Corporation or one or more of its Subsidiaries who normally devotes not less than an aggregate of 25 hours per week (excluding meal breaks) to the duties of such directorships, provided any such grant to a non-employee director shall be subject to the limitations of Article Three of the Plan; or

               (ii) any non-director employee of the Corporation or its Subsidiaries who is required under his terms of employment to provide not less than an aggregate of 20 hours per week of service (excluding meal breaks) to the Corporation or its Subsidiaries.

          An individual may not be granted, nor may an individual exercise, an Approved U.K. Stock Option if such individual has at the time (or had at any time during the preceding twelve (12) months) a material interest (within the meaning of paragraph 4(1)(b) of Schedule 10) in a close company (as defined under Chapter III of Part XI of the Taxes Act) which (i) is able to control the affairs of the Corporation or (ii) is one of a number of companies which among themselves beneficially own Qualified Stock possessing not less than three-quarters (3/4) of the total combined voting power of all classes of Qualified Stock of the Corporation and each of which beneficially owns not less than one-twentieth (1/20) of the total combined voting power of all classes of such stock. For purposes of this Paragraph (a), the term "Qualified Stock" shall mean all stock of the Corporation other than stock which entitles its holders to no right to share in the profits of the Corporation other than the right to receive a dividend at a fixed rate.

          (b) STOCK ISSUED PURSUANT TO EXERCISE OF APPROVED U.K. STOCK OPTIONS. The shares of common stock issued pursuant to the exercise of Approved U.K. Stock Options shall not be subject to any restrictions (as such term is defined in Schedule 10) other than restrictions which apply to all outstanding shares of common stock. The issuance of such shares must be effected within thirty (30) days after the date of exercise of the Approved U.K. Stock Options.

          (c) LOANS OR GUARANTEE OF LOANS. Notwithstanding the provisions of Section I, Article Seven of the Plan, (i) no financing shall be provided directly or indirectly by the Corporation or any of its Subsidiaries to the holders of Approved U.K. Stock Options for the purposes of assisting such individuals in the exercise of their Approved U.K. Stock Options and (ii) no holder of an Approved U.K. Stock Option shall be permitted to pay in installments the purchase price of stock acquired pursuant to the exercise of such option.

          (d) LIMITATION OF RIGHTS. Except as may subsequently be permitted by amendment to Schedule 10, no Optionee may be granted an Approved U.K. Stock Option under the Plan if such option would, at the time of grant, cause the Fair Market Value (as of the date of grant) of the common stock purchasable under all Approved U.K. Stock Options granted to such Optionee by (i) the Corporation, (ii) any company which controls (or at any time within the preceding twelve (12) months controlled) the Corporation, (iii) any company which is controlled by (or within the preceding twelve (12) months was controlled by) the Corporation, or (iv) any company which is (or within the preceding twelve (12) months was) under the control of the same person or persons as control the Corporation to exceed in the aggregate the greatest of:

                    (i)   100,000 pounds sterling;

                    (ii)   four (4) times the Optionee's Earnings
     for his current or immediately preceding tax year (whichever is greater); or

                    (iii)   if there are no Earnings for the
     previous tax year, four (4) times the Optionee's Earnings for the twelve (12)-month period measured from the first day of the current tax year for which there are Earnings.

          For purposes of this scheme, the term "Earnings" shall mean the Optionee's income from the office or position of employment which renders him eligible to receive Approved U.K. Stock Options, but only to the extent such income is subject to United Kingdom withholding taxes (i.e., PAYE). The term "Earnings", however, shall not include any taxable benefits-in-kind included in the Optionee's income pursuant to Chapter II of
Part III of the Finance Act 1976.

          (e) CHANGES IN CAPITALIZATION. No change or adjustment shall be effected pursuant to Section VI, Article One of the Plan to (i) the number and/or class of shares or other securities covered by an outstanding Approved U.K. Stock Option or (ii) the exercise price payable per share under an outstanding Approved U.K. Stock Option unless any approval required by the Board of Inland Revenue is first obtained.

          (f) AMENDMENT OF THE SCHEME. This scheme may not be amended without prior Inland Revenue approval. Accordingly, unless Board of Inland Revenue approval shall have been obtained for any amendment to the Plan, the terms and conditions of this scheme shall be determined by reference to the provisions of the Plan as in existence prior to such amendment.

          (g) SURRENDER OF OPTIONS. Notwithstanding Section III and V, Article Two and Section III, Article Three of the Plan, no
Approved U.K. Stock Option may be surrendered for a cash or stock payment from the Corporation.

          (h) EXERCISE UPON DEATH. Notwithstanding Section I.C. of Article Two and Section II.H. of Article Three of the Plan, upon the Optionee's death an Approved U.K. Stock Option may (i) in no event remain outstanding for more than one (1) year and
(ii) be exercised only by the deceased Optionee's personal representatives.

          (i) SHARE LIMITATIONS. Notwithstanding Section II.B., Article Seven of the Plan, no Approved U.K. Stock Option may be granted pursuant to the provisions of this scheme to purchase shares of common stock in excess of the number of shares then available for issuance under the Plan.

          (j)  STOCK SUBJECT TO THE SCHEME.  No Approved U.K.
Stock Option may be granted pursuant to the provisions of this scheme to purchase stock which does not satisfy the requirements of paragraphs 7 to 11 of Schedule 10.

          (k) IMMEDIATE SALE PROGRAM: DATE OF EXERCISE. Notwithstanding Section I.A., Article Two of the Plan, with respect to the exercise of an Approved U.K. Stock Option for which the option price is being provided through use of the Immediate Sale Program, the option shall be considered to have been exercised as of the date written notice of exercise of the option is delivered to the Corporation provided the option price is paid within thirty (30) days thereof.